SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ PreliminaryProxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

DRUGMAX, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

DrugMax, Inc.

312 Farmington Avenue

Farmington, Connecticut 33763

October 21, 2005

Dear Stockholder,

You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the “Meeting”) of DrugMax, Inc. (the “Company”). The Meeting will be held November 16, 2005, at 10:00 a.m., Eastern Daylight Savings Time, at the Hartford Marriott Farmington, 15 Farm Springs Road, Farmington, Connecticut 06032.

The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes the election of directors and the ratification of the Company’s independent registered public accounting firm. We also will report on the progress of the Company and comment on matters of current interest.

It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. If your shares are held in street name by a brokerage firm, you may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Your board of directors and management look forward to greeting you personally at the Meeting.

Sincerely,

Edgardo A. Mercadante

Co-Chairman of the Board,

President and Chief Executive

Officer

DrugMax, Inc.

312 Farmington Avenue

Farmington, Connecticut 33763

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY, NOVEMBER 16, 2005

Notice is hereby given that the Annual Meeting of stockholders of DrugMax, Inc. (the “Company”), a Nevada corporation, will be held at the Hartford Marriott Farmington, 15 Farm Springs Road, Farmington, Connecticut 06032, on November 16, 2005, at 10:00 a.m., Eastern Daylight Savings Time (the “Meeting”) for the following purposes:

1.	To elect directors to serve until the Annual Meeting in 2006 and until their successors are elected and qualified or until their earlier resignation, removal from office or death;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this notice for a more complete description of the matters to be acted upon at the Meeting. The Company’s Annual Report is also enclosed. Stockholders of record at the close of business on September 19, 2005 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting, if you so desire. If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. If your shares are held in street name by a brokerage firm, you may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company common stock.

By Order of the Board of Directors,

Allison D. Kiene

Senior Vice President, General Counsel

and Secretary

Farmington, Connecticut

October 21, 2005

PROXY STATEMENT TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This Proxy Statement is furnished by the board of directors and management of DrugMax, Inc. (the “Company”) in connection with the solicitation of proxies to be voted at the Company’s 2005 Annual Meeting of Stockholders (the “Meeting”), which will be held at 10:00 a.m., Eastern Daylight Savings Time on Friday, November 16, 2005 at the Hartford Marriott Farmington, 15 Farm Springs Road, Farmington, Connecticut 06032. The Board of Directors of DrugMax, Inc. is soliciting your proxy to vote at our 2005 annual meeting of stockholders (or at any adjournment of the meeting). This proxy statement summarizes the information you need to know to vote at the meeting.

We began mailing this proxy statement and the enclosed proxy card on or about October 24, 2005 to all stockholders entitled to vote. The DrugMax, Inc. Annual Report, which includes our financial statements, is being sent with this proxy statement.

What is the purpose of the Annual Meeting?

At our annual Meeting, stockholders will act upon the matters described in the accompanying notice of meeting, including the election of eight directors and appointment of our independent registered public accounting firm.

Shares entitled to vote?

We have one class of voting shares outstanding. Only stockholders of record of our common stock (the “Common Stock”) at the close of business on the record date, September 19, 2005, are entitled to receive notice of the annual Meeting and to vote the shares of Common Stock that they held on the record date, at the meeting, or any postponement or adjournment of the meeting. As of the record date for the annual Meeting, each share of Common Stock had one vote on each matter to be voted upon. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about October 24, 2005.

Voting Your Proxy

Whether or not you plan to attend the annual Meeting, we urge you to vote. You may vote by mailing your signed proxy card in the postage-paid envelope provided. Returning the proxy card by mail will not affect your right to attend the meeting and change your vote, if desired.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer telephone and Internet voting.

Voting instructions are included on your proxy card. If you properly fill in your proxy card and send it to us in time to vote, or vote by telephone or the Internet, one of the individuals named on your proxy card (your “proxy”) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will follow the Board’s recommendations and vote your shares:

•	“FOR” the election of all 8 nominees for director (as described beginning on page 20);

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2005 (as described beginning on page 21); and

If any other matter is presented at the meeting, your proxy will vote in accordance with your proxy’s best judgment. At the time this proxy statement went to press, we knew of no other matters to be acted on at the meeting.

Revoking your proxy

You may revoke your proxy by:

•	sending in another signed proxy card with a later date;

•	notifying our Secretary in writing before the meeting that you have revoked your proxy; or

•	voting in person at the meeting.

Who may attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the annual Meeting of Stockholders on November 16, 2005. The board of directors has fixed the close of business on September 19, 2005 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. As of September 19, 2005, 20,131,031 shares of the Company’s Common Stock, par value $.001 per share, were issued and outstanding.

Q uorum Requirement

A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of shares representing a majority of the votes of the common stock entitled to vote constitutes a quorum. Abstentions and broker “non-votes” are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.

Vote Necessary to Approve Proposals

	Item	Vote Necessary
Item 1:	Election of directors	Directors are elected by a plurality of the votes represented by the shares of common stock at the meeting in person or by proxy, voting as a single class. This means that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Only the number of votes “for” and “against” affect the outcome. Withheld votes and abstentions have no effect on the vote.
Item 2:	Ratification of appointment of independent registered accounting firm	Approval is by affirmative vote of a majority of the votes represented by the shares of common stock present at the meeting in person or by proxy, voting as a single class. Abstentions are counted and have the effect of a vote against.

What if other matters are presented for determination at the Annual Meeting?

As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the meeting calling for a vote of stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Who pays the expenses incurred in connection with the solicitation of proxies?

The cost of soliciting proxies will be borne by the Company. The solicitation of proxies may be made by mail, telephone, facsimile or telegraph or in person by directors, officers and regular employees of the Company, without additional compensation for such services. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such brokerage firms, custodians, nominees and fiduciaries, and the Company will reimburse them for reasonable out of pocket expenses incurred by them in so doing.

How may I get additional copies of the Annual Report?

Our Annual Report for the fiscal year ended January 1, 2005, including financial statements, is enclosed. The Company’s Annual Report on Form 10-K is also available online at www.drugmax.com (click on “Investors” and “Financial Reports” ). For additional printed copies, please contact Allison D. Kiene at DrugMax, Inc., 312 Farmington Avenue, Farmington, CT 06032-1968.

CORPORATE GOVERNANCE AND RELATED MATTERS

Corporate Governance Guidelines

The Company’s Board of Directors acts as the ultimate decision-making body of the Company and advises and oversees management, who are responsible for the day-to-day operations and management of the Company. In carrying out its responsibilities, the Board reviews and assesses the Company’s long-term strategy and its strategic, competitive and financial performance.

Meetings of the Board

On November 12, 2004, Familymeds Group, Inc. (“FMG”) merged with and into DrugMax, Inc. (the “Merger”). On that date, the shareholders elected a new Board of Directors and the membership of each of the Board Committees was established. Also on that date, because for accounting purposes, FMG was deemed to be the acquirer, the Company changed its fiscal year end from March 31 to the Saturday closest to December 31 of each year. Prior to the Merger, the Board of Directors met seven times. During the period from the date of the Merger until the end of the fiscal year, January 1, 2005, there were one meeting of the Board of Directors of DrugMax, Inc. and each of its Committees held on November 12, 2004. Each director attended the meetings.

Director Nominations

Under the Company’s corporate governance guidelines, the Nominating and Governance Committee shall:

1.	Develop and recommend to the Board for adoption, qualifications for members of the Board and its committees and criteria for their selection, and periodically review such qualifications and criteria and recommend for adoption by the Board changes which the Committee determines advisable;

2.	Identify, review the qualifications of, and interview potential candidates to fill Board positions;

3.	Review the suitability for continued service as a director of each Board member prior to the expiration of his or her term;

4.	Select the nominees to stand for election at each annual meeting of stockholders; and

5.	Promptly report to the Board the results of its meetings and actions.

While there are no formal procedures for stockholder recommendations, the Committee will consider nominees recommended by stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary or any member of the Nominating and Governance Committee in writing with whatever supporting material the stockholder considers appropriate prior to the deadline set forth in “Stockholder Proposals for our Annual Meeting in 2006.”

Code of Ethics

The Company has adopted a written code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer, responsive to Section 406 of the Sarbanes-Oxley Act of 2002 and the rules of the SEC. A copy of the code of ethics is posted and publicly available on the Company’s internet website at www.drugmax.com. This website address is intended to be an inactive, textual reference only; none of the material on this website is part of this report. If there are any amendments to or waivers of the code of ethics, the Company intends to promptly disclose the nature of any such amendment or waiver on its website.

Committees of the Board

Audit Committee

Laura L. Witt, Chair

Philip P. Gerbino

Peter J. Grua

The Company has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Currently, the Company’s Audit Committee consists of Mr. Grua, Dr. Gerbino and Ms. Witt. Each of the members of the Audit Committee is independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Company has determined that it has at least one audit committee financial expert serving on its audit committee, as that term is defined by Item 401 of Regulation S-K. Currently, Ms. Witt serves as the audit committee’s financial expert. The Audit Committee operates under a written charter adopted by the board of directors, a copy of which has previously been filed with the SEC.

Compensation Committee

Peter J. Grua, Chair

Mark T. Majeske

Rakesh K. Sharma

The Compensation Committee is authorized to exercise all of the powers of the board of directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Committee is authorized to exercise all of the powers of the Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles.

Executive Committee

Edgardo A. Mercadante

Peter J. Grua

Laura L. Witt

Nominating and Corporate Governance Committee

Laura L. Witt, Chair

Philip P. Gerbino

Peter J. Grua

Director Compensation

Upon election to the board of directors, each outside director receives an award of restricted stock in the amount of $50,000. Such shares vest  1/3 upon the date of grant and  1/3 on the first and second anniversary thereafter. Further, on each year following his or her election to the Board, each outside director receives an award of restricted stock in the amount of $25,000. The foregoing shares are granted under the Company’s 2003 Restricted Stock Plan. In addition, each outside director is issued an option to purchase 10,000 shares of common stock annually each year following his or her election to the board of directors. Each outside director who serves as a member of a committee is issued an option to purchase 5,000 shares of the Company’s common stock annually. The chairperson of each committee, other than the Audit Committee, is issued an option to purchase an additional 5,000 shares of common stock annually. The chairperson of the Audit Committee and the Chairmen of the Board is issued an option to purchase 10,000 shares of the Company’s common stock annually. The foregoing options are granted under the Company’s 1999 Stock Option Plan.

All of the Company’s outside directors receive $2,000 for each meeting of the board of directors that they attend, $5,000 per quarter and reimbursement of their reasonable out-of-pocket expenses incurred in connection with such meetings. In addition, each outside director who serves on a committee receives $1,000 for each meeting attended.

Certain Transactions with Directors and Officers

The information set forth herein briefly describes certain relationships and related transactions during the last three fiscal years between the Company and its directors, officers and stockholders owning 5% or more of the Company’s Common Stock. These relationships and transactions have been and will continue to be reviewed and approved by a majority of the Company’s independent directors and the Audit Committee.

River Road Real Estate—In October 2001, prior to the Merger, the Company executed a commercial lease agreement with River Road Real Estate, LLC, an entity controlled by certain directors and officers of the Company at the time, to house the operations of Valley Drug Company South, the Company’s subsidiary in St. Rose, Louisiana. The lease is for an initial period of five years with a base monthly lease payment of $15,000, and an initial deposit of $15,000. During the period November 12, 2004 (the Merger date) to January 1, 2005, the Company recorded rent expense of $28,183 related to this lease. Management believes the terms of this agreement are comparable to those that the Company would have received from an unrelated third party or arms-length transaction.

Becan Development LLC—In January 2004, prior to the Merger, the Company executed a commercial lease agreement (the “Second Lease”) with Becan Development, LLC, an entity controlled by certain directors and officers of the Company at the time. The Second Lease is for an initial period of fifteen years with a base monthly lease payment of $17,000. During the period November 12, 2004 (the Merger date) to January 1, 2005, the Company recorded rent expense of $25,500 related to the Second Lease. Management believes the terms of this agreement are comparable to those that the Company would have received from an unrelated third party or arms-length transaction.

Audit Committee Report

The Audit Committee of the Board of Directors (for purposes of this report, the “Committee”) is composed of three independent outside directors. The Committee has prepared the following report on its activities with respect to DrugMax’s audited financial statements for the fiscal year ended January 1, 2005 (the “audited financial statements”). Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Company under those statutes, or to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The primary purpose of the Audit Committee is to assist the board of directors in fulfilling its responsibility to oversee the Company’s financial reporting activities. The Audit Committee meets with the Company’s independent auditors and reviews the scope of their audit, report and recommendations. The Audit Committee also recommends to the board of directors the selection of the Company’s independent auditors. The functions of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent auditors and are in no way designed to supersede or alter the traditional responsibilities of the Company’s management and the independent auditors. The Audit Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended January 1, 2005 with the Company’s management. Management represented to the Audit

Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee has discussed with Deloitte & Touche LLP the matters required by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letters from Deloitte & Touche LLP, required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of Deloitte & Touche LLP with this firm. The Audit Committee has considered the provision of services by Deloitte & Touche LLP, covered in “Audit and Related Fees” below, and has determined that such services are compatible with Deloitte & Touche LLP maintaining its independence from the Company.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005 for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee

Laura L. Witt, Chair

Philip P. Gerbino

Peter J. Grua

Management—Directors and Executive Officers

Directors and Executive Officers

Set forth below is the business experience and other biographical information regarding the Company’s executive officers and directors as of October 21, 2005:

Name	Age	Position
Edgardo A. Mercadante(3)	50	Co-Chairman of the Board, President and Chief Executive Officer
James E. Searson	52	Senior Vice President, Chief Financial Officer, Treasurer and Director
Allison D. Kiene	38	Senior Vice President, General Counsel and Secretary
Philip P. Gerbino(2)(4)	58	Director
Peter J. Grua(1)(2)(3)(4)	51	Director
Mark T. Majeske(1)	48	Director
Rakesh K. Sharma(1)	48	Director
Jugal K. Taneja	61	Co-Chairman of the Board
Laura L. Witt (2)(3)(4)	37	Director

(1)	Member of Compensation Committee.
(2)	Member of Audit Committee.
(3)	Member of Executive Committee.
(4)	Member of Nominating and Governance Committee

Pursuant to the Company’s bylaws, each director serves for a term of one (1) year or until his successor is duly qualified. Officers are appointed annually by the board of directors (subject to the terms of any employment agreement), at the annual meeting of the Board, to hold such office until an officer’s successor is duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board. There are no family relationships among any of the Company’s directors and executive officers.

Information regarding Directors and Executive Officers:

Edgardo A. Mercadante has served as the Company’s Chief Executive Officer and Co-Chairman of the Board since the Merger of DrugMax, Inc. with FMG on November 12, 2004. He served as FMG’s Chairman of the Board, Chief Executive Officer and President since 1997. Mr. Mercadante has over twenty-five years of experience in the prescription health care and managed care industries including significant experience in retail pharmacy. Mr. Mercadante was President of Arrow Corporation between the years of 1987 to 1996. He was President and Chief Executive Officer of APP, a pharmacy benefit management company, which he co-founded in 1991. Mr. Mercadante is active in many national and state professional pharmacy organizations. Mr. Mercadante is a licensed pharmacist and holds a B.S. in Pharmacy from Philadelphia College of Pharmacy and Science. Mr. Mercadante served as Division Manager from 1980 to 1986 with Rite Aid Corporation. Mr. Mercadante holds directorships with General Nutrition Centers, and ProHealth. He holds a Trusteeship with the University of Sciences in Philadelphia.

James E. Searson has served on the Company’s board of directors since February 24, 2005 and on May 23, 2005, he became the Company’s Chief Financial Officer. A Certified Public Accountant, Mr. Searson worked at Ernst & Young from 1975 through 2004, most recently as an audit partner who managed the firm’s office in Hartford, CT. He also served in Ernst & Young’s offices in Chicago, IL; Zurich, Switzerland; Hamburg, Germany; and Munich, Germany. During his tenure at Ernst & Young, Mr. Searson provided audit, accounting, financial due diligence and reporting counsel and services to multinational manufacturing, distribution and service companies. Mr. Searson has a BSBA degree in accounting from John Carroll University, and also has completed the International Executive Management and Executive Management programs at Northwestern University. He is a member of the American Institute of Certified Public Accountants (AICPA).

Allison D. Kiene is the Company’s Senior Vice President, General Counsel and Secretary. Prior to joining FMG in September 2002, Ms. Kiene served as Regulatory Law Counsel for The Stop & Shop Supermarket Company headquartered in Quincy, MA from March 2000 until September 2002. Ms. Kiene previously served as a Pharmacy Manager for Stop & Shop Pharmacy from April 1994 until March 2000. Ms. Kiene is admitted to the Bar in Connecticut, Massachusetts, and New York. She also maintains her license to practice pharmacy in both Connecticut and New York. Ms. Kiene received her Bachelor of Science degree in Pharmacy from the University of Connecticut School of Pharmacy and her Juris Doctor degree from the University of Connecticut School of Law.

Philip P. Gerbino has served on the Company’s board of directors since November 12, 2004. Previously, he served as a director of FMG since December 1996. Dr. Gerbino has been President of the University of the Sciences in Philadelphia and the Philadelphia College of Pharmacy since January 1995. Dr. Gerbino is also a past president of the American Pharmaceutical Association and is a well established consultant in the pharmaceutical and health care industry. He earned his PharmD. in 1970 from the Philadelphia College of Pharmacy and Science.

Peter J. Grua has served on the Company’s board of directors since November 12, 2004. Previously, he served as a director of FMG. He also is a Managing Partner of HLM Venture Partners, where he has been employed since 1992. He has over 20 years of experience as an investor focused on the health care industry. Prior to joining HLM in 1992, Mr. Grua was a Managing Director and Senior Analyst at Alex. Brown and Sons, where he led the firm’s health care services and managed care research efforts. Previously, he was a research analyst at William Blair & Company and a strategy consultant at Booz Allen Hamilton. Mr. Grua is also a director of Health Care REIT, Renal Care Group, and two other private companies. Mr. Grua holds an AB degree from Bowdoin College and an MBA from Columbia University.

Mark T. Majeske has served on the Company’s board of directors since November 12, 2004. From July 1996 to June 2000, Mr. Majeske served as Group President of McKesson HBOC/Pharmaceutical Group. Prior to becoming Group President, Mr. Majeske served as Executive Vice President Customer Operations and Regional Executive Vice President for McKesson. Since leaving McKesson in 2000, he has been a private investor and advisor to startup companies and most recently served as Chief Executive Officer of Day Runner, Inc., which was sold to MeadWestvaco Corporation in late 2003.

Rakesh K. Sharma has served on the Company’s board of directors since November 12, 2004. He is an Interventional Cardiologist and is a member of the medical staff of several hospitals in the Tampa Bay area, where he has practiced for over ten years. Since August, 1999, he has been a partner and director of The Heart and Vascular Institute of Florida, LLC. Dr. Sharma also is Chief-of-Staff at HCA-Largo Medical Center since September 2005 , he serves on the board of trustees for HCA- Largo Medical Center. He also serves as a chairman of Medical Executive committee of the Hospital. He served as Vice Chief of staff from June 2004 to August 2005 and during that time he was also chairman of Credential committee. Dr. Sharma is Medical Director of Cardiac Catheterization Labs at HCA-Largo Medical Center and also serves as the Director of Emergency Cardiac Services at Largo Medical Center. Since March, 1999, Dr. Sharma is a Fellow of American college of Cardiology (FACC) and Fellow of Society of Cardiac Angiography & Interventions (FSCAI). Dr. Sharma is also member of Board of Directors of the American Association of Cardiologist of Indian Origin ( AAPI) and the International Society of Intravascular Ultrasound ( ISCU). Dr. Sharma serves on the board of directors of Dynamic Health Products, Inc., a publicly traded company. He was the Co-Founder, president and director of Doctorsurf.com a public company in 1999 and was a director of Eonnet Media, Inc which was borne out of the merger of Doctorsurf.com and Monet Technologies.

Jugal K. Taneja has served as the Company’s Co-Chairman of the Board since November 12, 2004. Previously, since April 1996, other than from March 2000 to October 2000, Mr. Taneja served as the Company’s Chief Executive Officer. In addition to his service to the Company, Mr. Taneja operates several other companies. He is presently the Chairman of the Board of Dynamic Health Products, Inc. (“Dynamic”), a position he has held since Dynamic’s inception in 1991. From November 1991 to June 1998, he served as Chief Executive Officer of Dynamic. Dynamic, a publicly traded company, is a distributor of proprietary and nonproprietary dietary supplements, over-the-counter drugs, and health and beauty care products. Mr. Taneja has served as the Chairman of the Board of Innovative Companies, Inc., now known as GeoPharma, Inc., a publicly traded company that manufactures and distributes generic drugs, health and beauty aids, nutritional and health products since June 1998. Mr. Taneja is the chairman of Bancequity Petroleum Corporation, a private company owns and operates 290 oil and gas wells. Mr. Taneja holds degrees in Petroleum Engineering, Mechanical Engineering, and a Masters in Business Administration from Rutgers University.

Laura L. Witt has served on the board of directors since November 12, 2004. Previously, she served as a director of FMG. She is a General Partner of ABS Capital Partners, a private equity firm which she joined in 1997. Prior to joining ABS Capital Partners, Ms. Witt was a consultant with Monitor Company and with Oliver, Wyman & Company, both strategy consulting firms. Ms. Witt received a Bachelor of Arts from Princeton University and an M.B.A. from the Wharton School of Business, University of Pennsylvania. She currently serves as a director of Cyveillance, Inc. and of NSI Software, Inc.

Share Ownership of Directors, Certain Executive Officers and Principal Stockholders

To the best of the Company’s knowledge, the following table sets forth, as of October 21, 2005, information as to the beneficial ownership of the Company’s voting securities by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company’s voting securities, (ii) each person serving the Company as a director on such date, (iii) each person serving the Company as an executive officer on such date who qualifies as a Named Executive Officer, as defined in Item 403(a)(3) of Regulation S-K under the Securities Exchange Act of 1934, and (iv) all of the directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
MEDCAP MANAGEMENT & RESEARCH LLC, 500 Third Street, Suite 535, San Francisco, CA 94107 (3)	9,298,501	14.19%
C. Fred Toney, 500 Third Street, Suite 535, San Francisco, CA 94107 (3)	9,298,501	14.19%
MEDCAP PARTNERS, LP, 500 Third Street, Suite 535, San Francisco, CA 94107 (3)	7,809,111	11.91%
JANUS VENTURE FUND, 151 Detroit Street, Denver CO 80206 (4)	6,100,000	9.31%
ABS CAPITAL PARTNERS III, LP, 400 East Pratt St Ste 910, Baltimore MD 21202 (5)	6,183,444	9.21%
BTG INVESTMENTS, LLC, 24 Corporate Plaza, Newport Beach, CA, 94108(6)	3,470,716	5.30%
AMERISOURCEBERGEN DRUG CORPORATION, 1300 Morris Drive, Chesterbrook, PA	3,453,178	5.00%
Laura L. Witt(7)	6,236,444	9.29%
Peter J. Grua (8)	1,616,615	2.45%
Jugal K. Taneja (9)	1,755,207	2.67%
Edgardo A. Mercadante (10)	506,175	*
James E. Searson (11)	250,500	*
James S. Beaumariage (12)	50,000	*
Philip P. Gerbino	58,000	*
Mark T. Majeske	40,000	*
Rakesh K. Sharma	40,000	*
All Directors and Executive Officers as a group	10,552,941	15.52%

*	Less than 1%
(1)	Unless otherwise indicated, the address of each of the beneficial owners identified is 312 Farmington Avenue, Farmington, CT, 06032-1968.
(2)

Based on 65,545,415 shares of common stock and no shares of preferred stock outstanding plus any vested warrants or options for each beneficial owner. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Pursuant to the rules of the Securities Exchange Commission, certain shares of common stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To the Company’s knowledge, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(3)	Excludes 3,904,555 warrants, as these warrants are not exercisable within 60 days. MedCap Partners LP is the beneficial owner of 7,809,111 shares of the Company’s common stock (the “Securities”). MedCap Management & Research, LLC (“MMR”) as general partner and investment manager of MedCap Partners LP, and MedCap Master Fund LP, and Mr. C Fred Toney as managing member of MMR may be deemed to beneficially own the Securities owned by MedCap Partners L.P. and MedCap Master Fund, L.P., in that they may be deemed to have the power to direct the voting or disposition of the Securities. Both MMR and Mr. Toney disclaim beneficial ownership of the Securities, except to the extent of their respective pecuniary interests therein.
(4)	Excludes 3,050,000 warrants, as these warrants are not exercisable within 60 days. Janus Capital Management LLC is the investment advisor to Janus Venture Fund, a registered investment company comprised of a series of funds under the Investment Company Act of 1940, which are the beneficial owners of the shares owned by such entity.
(5)	Includes 1,561,791 shares issuable upon the exercise of warrants to acquire common stock that are currently exercisable.
(6)	Excludes 1,735,358 warrants, as these warrants are not exercisable within 60 days. Gordon J. Roth is the natural control person of BTG Investments, LLC and has investment power and voting control over these securities, but disclaims beneficial ownership of these securities.
(7)	Includes 4,621,653 common shares and 1,561,791 warrants held by ABS Capital Partners III, LP. Ms. Witt is a general partner of ABS Capital Partners III, LP. She disclaims beneficial ownership of all such securities held by ABS Capital Partners III, L.P., except to the extent of her proportionate pecuniary interests therein.
(8)	Includes the following shares beneficially owned by: HLM/CB Fund LP, 241,802 common shares and 81,712 warrants; HLM/UH Fund LP, 331,796 common shares and 112,123 warrants; and Validus LP, 602,560 common shares and 203,622 warrants. Excludes 5,252 options issued to Peter Grua, as these options are not exercisable within 60 days. Mr. Grua is a general partner of all such limited partnerships. He disclaims beneficial ownership of all such securities held by all of such limited partnerships, except to the extent of his proportionate pecuniary interests therein.
(9)	Includes the following shares and options beneficially owned: 21st Century Healthcare Fund LLC, 300,000; Carnegie Capital, 422,555; Dynamic Health Products, 122,462; First Delhi Trust, 48,378; Manju Taneja, his spouse, 469,510 and exercisable stock options, 242,500. Mr. Taneja disclaims beneficial ownership of all such securities held by his wife.
(10)	Excludes 1,621,672 stock options, as these options are not exercisable within 60 days.
(11)	Excludes 262,500 stock options, as these options are not exercisable within 60 days.
(12)	Excludes 268,314 stock options, as these options are not exercisable within 60 days.

Shares of the common stock of the Company are listed and traded on the Nasdaq SmallCap Market (“Nasdaq”) under the symbol “DMAX.”

EXECUTIVE COMPENSATION AND RELATED MATTERS

Compensation Committee Report

The following Report of the Compensation Committee and the information under the heading Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Compensation Committee oversees the Company’s compensation program. The goals of the Company’s compensation program are to attract, retain, motivate and reward highly qualified management personnel and to provide them with long-term career opportunities. The Company’s compensation philosophy is to provide its executives with a competitive total compensation package which motivates superior job performance, the achievement of the Company’s business objectives, and the enhancement of stockholder value.

Compensation of the Company’s executive officers is reviewed annually by the board of directors and the Compensation Committee. Changes proposed for these employees are evaluated and approved by the Compensation Committee on an individual basis. The Company’s general approach to compensating executive officers is to pay cash salaries which generally are competitive within ranges of salaries paid to executives of other similar companies, although the Company does not attempt to meet salary levels of such companies. Instead, the Committee sets overall compensation at a level it believes to be fair, based upon a subjective analysis of the individual executive’s experience and past and potential contributions to the Company. To assist in determining appropriate overall compensation, the Compensation Committee has engaged a compensation specialist to review information regarding revenues, income, and executive compensation for other similarly situated public companies, and to make recommendations to the Committee.

Restricted stock and stock option grants to employees of the Company, including the Chief Executive Officer, are made at the discretion of the Compensation Committee pursuant to the Company’s 1999 Stock Option Plan and the 2003 Restricted Stock Plan. Factors and criteria to be used by the Compensation Committee in the award of restricted stock and stock options include individual responsibilities, individual performance and direct and indirect contributions to the profitability of the Company.

Respectfully submitted,

The Compensation Committee

Peter J. Grua, Chair

Mark T. Majeske

Rakesh K. Sharma, M.D.

Compensation to Executive Officers

The following summary compensation table sets forth the cash and non-cash compensation paid during the past three fiscal years to (a) those individuals serving as the Company’s Chief Executive Officer during the fiscal year ended January 1, 2005 and (b) the four most highly compensative executive officers of the Company, receiving compensation of at least $100,000, during the fiscal year ended January 1, 2005 (the “Named Executive Officers”):

	Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year Ended (2)	Salary	Bonus	Restricted Stock Awards (3)	Securities Underlying Options (#)	All Other Compensation (4)
Edgardo A. Mercadante, Co-Chairman of the Board and Chief Executive Officer (1)	2004 2003 2002	$340,157 329,500 293,077	$30,000 30,000 50,000	$966,348 — —	— — —	$14,823 14,341 14,821

Jugal K. Taneja, Co-Chairman of the Board	2004 2003 2002	207,692 197,439 144,500	40,000 18,500 18,500	— — —	— 42,500 42,500	24,100 23,850 22,000

Dale J. Ribaudo, Former Chief Financial Officer (1)(5)	2004 2003 2002	228,167 221,019 179,539	50,000 38,874 50,000	462,500 — —	— — —	4,795 7,752 9,610

William L. LaGamba, Former President and Chief Operating Officer (5)	2004 2003 2002	181,731 174,469 163,500	30,000 5,500 5,500	— — —	— 30,000 30,000	24,100 22,100 22,600

James S. Beaumariage, Senior Vice President, Familymeds, Inc. (1)	2004 2003 2002	$188,395 182,492 151,731	$20,000 20,000 30,000	$185,000 — —	— — —	$5,050 6,338 5,231

(1)	On November 12, 2004, FMG merged with and into the Company, and in connection therewith Messrs. Mercadante, Ribaudo and Beaumariage became officers of the Company. Prior to the Merger, such officers served FMG in the same capacities that they currently serve with the Company. The annual, long term and other compensation shown in this table includes the amount such officers received from FMG prior to the Merger.
(2)	On November 12, 2004, the Company in connection with the Merger changed its fiscal year end from March 31 to a 52-53 week fiscal year ending on the Saturday closest to December 31.
(3)	Represents the value of vested restricted stock paid to the named executive officers based upon the closing price of the Company’s common stock on the grant date of their respective shares. The restricted stock was granted under the Company’s 2003 Restricted Stock Plan in connection with the Merger between the Company and FMG on November 12, 2004 and vest on or before June 15, 2005. Based on the closing price of the Company’s stock ($3.28) on January 1, 2005, the aggregate number and value of all restricted stock held by the named executive officers as of that date were as follows: Mr. Mercadante, 261,175 shares, $856,654; Mr. Ribaudo, 125,000 shares, $410,000; and Mr. Beaumariage, 50,000 shares, $164,000. For restricted stock grants, the holder is not entitled to receive any dividends during the vesting period.
(4)	All Other Compensation for 2004 consists of Company-matched 401(k) plan contributions (Mr. Mercadante, $4,100, Mr. Ribaudo, $4,100 and Mr. Beaumariage, $4,100), life insurance premiums in 2004 (Mr. Mercadante, $10,723, Mr. Ribaudo, $695 and Mr. Beaumariage, $950) and director compensation (Mr. Taneja, $24,100 and Mr. LaGamba, $24,100).
(5)	Since January 1, 2005, both Mr. Ribaudo and Mr. LaGamba have resigned from their respective positions with the Company.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information as to options granted to each of the Named Executive Officers of the Company during fiscal year ended January 1, 2005. All such options were granted under the 1999 Stock Option Plan.

Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($ per Share)	Market Price per Share on Date of Grant	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
						5%	10%	0%
Edgardo A. Mercadante	1,221,672	73%	$0.57	$3.60	11/22/2014	$6,467,557	$10,710,976	$3,701,666
Jugal K. Taneja	—	—	—	—	—
Dale J. Ribaudo	140,281	8%	0.57	3.60	11/22/2014	742,651	1,229,910	425,051
William L. LaGamba	—	—	—	—	—
James S. Beaumariage	143,314	9%	$0.57	$3.60	11/22/2014	$758,707	$1,256,502	$434,241

(1)	The options were granted on November 12, 2004 in connection with the Merger and became fully vested on the date of grant. All options may be exercised after January 4, 2006 and terminate on the tenth anniversary of the date of grant.
(2)	Potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the due date of grant until the expiration of the option term. These numbers are calculated based on the requirements of the SEC and do not reflect the Company’s estimate of future price growth.

AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

The following table provides information as to options exercised by each of the Named Executive Officers of the Company during the fiscal year ended January 1, 2005. The table sets forth the value of options held by such officers at year-end measured in terms of the closing price of the Company’s Common Stock on January 1, 2005.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End
			Exercisable	Unexercisable	Exercisable	Unexercisable
Edgardo A. Mercadante	—	$—	—	1,221,672	$—	$3,310,731
Jugal K. Taneja	—	—	217,500	—	85,850	—
Dale J. Ribaudo	—	—	—	140,281	—	380,162
William L. LaGamba	—	—	160,000	—	—	—
James S. Beaumariage	—	$—	—	143,314	$—	$388,381

Equity Compensation Plan Information

The following table summarizes the Company’s equity compensation plan information as of January 1, 2005. Information is included for both equity compensation plans approved by the Company’s stockholders and equity compensation plans not approved by the stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
	(a)	(b)	(c)
Equity compensation plan approved by securities holders (2)	3,969,940	$1.91	5,235,738
Equity compensation plan not approved by security holders (3)	294,322	3.28	—

Total	4,264,262	$2.16	5,235,738

1.	Equity compensation plans approved by stockholders include the 1999 Stock Option Plan and the 2003 Restricted Stock Plan. All shares to be issued upon exercise in column (a) and the weighted average exercise price in column (b) represent shares to be issued upon the exercise of options granted under the 1999 Stock Option Plan.
2.	The number of securities available for future issuance in column (c) were: 2,391,785 shares under the 1999 Stock Option Plan and 2,843,953 shares under the 2003 Restricted Stock Plan.
3.	Reflects options to purchase shares of the Company’s common stock issued to a non-management employee. This was a one time grant of options.

Stock Performance Graph

The following graph shows a comparison of cumulative five-year total stockholder returns for the Company’s Common Stock, with the cumulative return of the Nasdaq Stock Market—U.S. Index and an industry peer group. The industry peer group of companies selected by the Company is made up of the Company’s publicly-held competitors in the specialty pharmacy and drug distribution industry: Accredo Health, Inc., BioScrip, Inc., Curative Health Services, Inc. and Priority Healthcare Corp. The graph assumes the investment of $100 on December 31, 2000. The comparisons reflected in the table and graph, however, are not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance. Further, the comparability of the Company against the peer group should be considered in light of the Company’s recent Merger. On November 12, 2004, FMG, a private specialty pharmacy company, merged with and into the Company, a public full-line wholesale distributor of pharmaceuticals and related products. For accounting purposes, FMG was deemed to be the acquirer. The industry peer group against which the Company is compared below includes companies that maintain pharmacy operations. However, prior to the Merger on November 12, 2004, the Company did not have pharmacy operations.

Employment Agreements and Other Arrangements

Edgardo A. Mercadante—On November 12, 2004, FMG merged with and into the Company, and in connection therewith Mr. Mercadante became the Co-Chairman of the Board and Chief Executive Officer of the Company. On June 7, 2005, the Company entered into a new employment agreement with Mr. Mercadante. The initial term of Mr. Mercadante’s agreement terminates on November 30, 2005, and is subject to successive, automatic one-year renewals, unless one party notifies the other of its desire not to renew the agreement. The agreement provides for an initial annual base salary of $346,466.12, plus bonuses as determined by the board of directors. The agreement also contains standard termination provisions for disability, for cause, and for good reason, and it also contains confidentiality and non-competition provisions that prohibit Mr. Mercadante from disclosing certain information belonging to the Company and from competing against the Company. If the employment agreement is terminated other than for cause prior to November 30, 2007, or if the Company fails to renew the agreement at least through November 30, 2007, the Company is required to continue to pay to Mr. Mercadante (or to his estate in the event of termination due to his death) his compensation and other benefits until November 30, 2007, subject to the terms of the agreement.

Jugal K. Taneja—Mr. Taneja is the Company’s Co-Chairman of the Board. On June 7, 2005, the Company entered into a new employment agreement with Mr. Taneja. The initial term of Mr. Taneja’s agreement terminates on November 30, 2005, and is subject to successive, automatic one-year renewals, unless one party notifies the other of its desire not to renew the agreement. The agreement provides for an initial annual base salary of $346,466.12, plus bonuses as determined by the board of directors. The agreement also contains standard termination provisions for disability, for cause, and for good reason, and it also contains confidentiality and non-competition provisions that prohibit Mr. Taneja from disclosing certain information belonging to the Company and from competing against the Company. If the employment agreement is terminated other than for cause prior to November 30, 2007, or if the Company fails to renew the agreement at least through November 30, 2007, the Company is required to continue to pay to Mr. Taneja (or to his estate in the event of termination due to his death) his compensation and other benefits until November 30, 2007, subject to the terms of the agreement.

Dale J. Ribaudo—On November 12, 2004, FMG merged with and into the Company, and in connection therewith Mr. Ribaudo became the Company’s former Chief Financial Officer. Mr. Ribaudo entered into his employment agreement with Familymeds, Inc. in November 2000, as amended August 8, 2002 and August 13, 2004. The amended agreement provides for a two-year term, and a minimum annual base salary of $232,399, plus bonuses and stock options as determined by the board of directors. Mr. Ribaudo’s employment agreement contains standard termination provisions for disability, for cause, and for good reason, and it also contains confidentiality provisions that prohibit him from disclosing certain information belonging to the Company. On May 23, 2005, Mr. Ribaudo announced his resignation and on June 3, 2005, he left the Company.

James E. Searson—On May 23, 2005, Mr. Searson became the Company’s Chief Financial Officer. On June 7, 2005, the Company entered into a new employment agreement with Mr. Searson. The initial term of Mr. Searson’s agreement terminates on May 23, 2006, and is subject to successive, automatic one-year renewals, provided that either party may terminate the agreement at any time by providing 90-days prior written notice. The agreement provides for an initial annual base salary of $250,000, plus bonuses as determined by the board of directors of up to 45% of his annual base compensation. The agreement also contains standard termination provisions for disability, for cause, and for good reason, and it also contains confidentiality provisions that prohibit Mr. Searson from disclosing certain information belonging to the Company. If the Company terminates the employment agreement other than for cause, death or disability prior to May 23, 2006, the Company is required to pay to Mr. Searson an amount equal to the monthly portion of his annual base compensation multiplied by the greater of 12 months or the number of months remaining in the term of the agreement.

William L. LaGamba—Mr. LaGamba was the Company’s former President and Chief Operating Officer. In April 2003, the Company entered into a new employment agreement with Mr. LaGamba for an initial three-year term and an initial annual base salary of $175,000, plus bonuses and stock options as determined by the board of directors in its sole discretion. Mr. LaGamba’s employment agreement contains standard termination provisions for disability, for cause, and for good reason, and it also contains confidentiality provisions that prohibit him from disclosing certain information belonging to the Company. If the employment agreement is terminated other than for good reason or cause, Mr. LaGamba is entitled to receive his base salary through the date of termination and for one year thereafter. On August 12, 2005, Mr. LaGamba resigned from his position with the Company.

James S. Beaumariage—Mr. Beaumariage is the Senior Vice President of Operations for Familymeds, Inc. (a wholly-owned subsidiary). In May 1998, Familymeds, Inc. entered into an employment agreement with Mr. Beaumariage which was amended August 8, 2002 and August 13, 2004. The amended agreement provides for a two-year term, and a minimum annual base salary of $191,889, plus bonuses and stock options as determined by the board of directors. Mr. Beaumariage’s employment agreement contains standard termination provisions for disability, for cause, and for good reason, and it also contains non-compete and confidentiality provisions that prohibit him from disclosing certain information belonging to the Company.

ITEM 1:	ELECTION OF DIRECTORS

The board of directors currently consists of eight members, and eight directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders, or until his successor is elected and qualified or until his earlier resignation, removal from office or death. The following eight individuals have been nominated to serve on the board of directors:

Philip P. Gerbino

Peter J. Grua

Mark T. Majeske

Edgardo A. Mercadante

James E. Searson

Rakesh K. Sharma

Jugal K. Taneja

Laura L. Witt

All of the foregoing nominees have consented to serve as a director, if elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FOREGOING NOMINEES AS DIRECTORS.

Stockholders may vote for up to eight nominees and the eight nominees receiving the most votes cast at the Meeting, in person or by proxy, will be elected as directors. The Stockholders may not vote cumulatively in the election of directors. In the event any of the nominees should be unable to serve, which is not anticipated, the proxy holders will vote the proxies for such other person or persons for the office of director as the board of directors may recommend. For further information on the directors, see “Management – Directors and Executive Officers” and “Share Ownership of Directors, Certain Executive Officers and Principal Stockholders .”

ITEM 2:	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

Independent Registered Public Accounting Firm

As previously stated, on November 12, 2004, FMG merged with and into DrugMax, Inc. For accounting purposes, however, FMG was deemed to be the acquirer and therefore its financial results for periods prior to the Merger are included in the Company’s Form 10-K. For the two years prior to the Merger, FMG, the acquirer in the Merger, retained Deloitte & Touche LLP as its independent registered accounting firm, and DrugMax, Inc. retained BDO Seidman, LLP as its independent accountants. On November 12, 2004, the newly appointed audit committee of the Company approved the retention of Deloitte & Touche LLP and the dismissal of BDO, as the independent registered accounting firm of the merged company, and changed its fiscal year end to reflect FMG’s year end. Deloitte & Touche LLP continues to serve as the Company’s auditor.

Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit and Related Fees

The following tables set forth the aggregate fees billed by Deloitte & Touche LLP for the services indicated for the years ended January 1, 2005 and December 28, 2003. It does not include fees billed by BDO Seidman, LLP, (“BDO”) the Company’s auditor prior to the Merger. Tax services and other fees are performed by another public accounting firm and are not included in this table for the periods presented.

	2004	2003
Audit	$365,087	$194,798
Audit Related	551,066	—
Tax fees	—	—
Other fees	—	—

Total	$916,153	$194,798

Audit Fees. Audit fees were for professional services rendered for the audits of the Company’s consolidated financial statements and benefit plan audit for the years ended January 1, 2005 and December 28, 2003. Audit fees do not include fees related to services provided in connection with the FMG Merger.

Audit Related Fees. Audit related fees for the year ended January 1, 2005 consist of fees for services provided in connection with the FMG Merger and reviews of its unaudited condensed consolidated interim financial statements, issuance of consents and assistance with the review of documents filed with the SEC.

Fee Approval Policy

The Company’s audit committee pre-approves all non-audit services provided to the Company by its independent registered public accounting firm accountants. According to its audit committee charter, a copy of which was previously filed with the SEC, this pre-approval authority may be delegated to a single member of the audit committee and then reviewed by the entire audit committee at the committee’s next meeting. Approvals of non-audit services will be publicly disclosed in the Company’s periodic reports filed with the SEC. For the fiscal year 2004, all non-audit services were pre-approved by the audit committee. The audit committee determined the rendering of the “audit related” work, listed above, by Deloitte & Touche LLP is compatible with maintaining the auditor’s independence.

Representatives of Deloitte & Touche LLP will be at the Annual Meeting to answer your questions and will have the opportunity to make a statement if they so desire.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Meeting will be required to ratify the Audit Committee’s selection of Deloitte & Touche. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the Company’s stockholders.

THE AUDIT COMMITTEE AND BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005.

ITEM 3:	OTHER MATTERS

We do not know of any matters to be acted upon at the meeting other than those discussed in this proxy statement. If any other matter is presented, your proxy will vote on the matter in his or her best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of the forms furnished to it or written representations from the reporting persons that no reports were required, the Company believes that, during its fiscal year ended January 1, 2005, all of its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except as noted below:

Mark T. Majeske, Rakesh K. Sharma and James E. Searson were late in filing their initial Form 3, which forms were required to be filed within 2 days of being elected as directors of the Company. The required Form 3’s have since been filed.

See “Certain Transactions with Directors and Officers” for additional information on certain members of management and the board of directors.

Stockholder Proposals for our Annual Meeting in 2006

Any stockholder intending to present a proposal at the 2006 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company’s proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission and the Company’s Bylaws, submit such proposal to Allison D. Kiene, Secretary, in writing no later than May 31, 2006. The complete Bylaw provisions governing stockholder proposals are available to any stockholder without charge upon request from the Secretary of the Company.

Householding

Unless it has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more Company stockholders reside if Company believes the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce Company’s expenses.

If you would like to receive your own proxy, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single proxy, follow these instructions:

If your shares are registered in your own name, please contact our transfer agent, Computershare Investor Services, and inform them of your request by calling them at (303) 262-0600 or writing to them at 350 Indiana Street, Suite 800, Golden, CO, 80401; or

If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

A copy of the Company’s Annual Report for the year ended January 1, 2005 (the “Annual Report”), including financial statements, accompanies this proxy statement. In addition, the Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on April 19, 2005. Stockholders may obtain a copy of this report, without charge, by writing to: Allison D. Kiene at DrugMax, Inc., 312 Farmington Avenue, Farmington, CT 06032-1968 or this report on Form 10-K can be found at the Securities and Exchange Commission website at www.sec.gov.

By Order of the Board of

Directors,

Allison D. Kiene

Senior Vice President, General

Counsel and Secretary

Dated: October 21, 2005

DRUGMAX, INC.

312 Farmington Avenue, Farmington, CT 06032-1968

PROXY FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 16, 2005

The undersigned, having received notice of the Annual Meeting of DrugMax, Inc. to be held at 10:00 a.m. (Eastern Daylight Savings Time), on Wednesday, November 16, 2005 (the “Meeting”), hereby designates and appoints Edgardo A. Mercadante and James E. Searson, or either of them, with authority to act without the other, as proxies for the undersigned, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Meeting and at any adjournment thereof, such proxies being directed to vote as specified on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF DRUGMAX, INC. AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE NAMED PROXIES WILL BE VOTED “FOR” PROPOSAL 1 AND 2 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, PROVIDED THAT THIS PROXY WILL NOT BE VOTED TO ELECT MORE THAN EIGHT DIRECTORS.

(Continued on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING MATTERS. PLEASE MARK AN “X” IN ONE SPACE. TO BE EFFECTIVE, THIS PROXY MUST BE DEPOSITED AT THE COMPANY’S REGISTRARS NOT LATER THAN 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

1. Proposal to elect the following eight (8) nominees as Directors: Philip P. Gerbino, Peter J. Grua, Mark T. Majeske, Edgardo A. Mercadante, James E. Searson, Rakesh K. Sharma, Jugal K. Taneja and Laura L. Witt.

FOR                WITHHELD

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FOR, EXCEPT VOTE WITHHELD

FOR THE FOLLOWING NOMINEE(S):

2. Proposal to ratify Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.

FOR AGAINST WITHHELD

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3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

Dated

Signature

Signature if held jointly

IMPORTANT: Please sign exactly as your name appears on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign.